CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, William D. Markert, Chief Financial Officer of Securus Technologies, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)	the annual report on Form 10-K of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/WILLIAM D. MARKERT
William D. Markert
Chief Financial Officer
March 30, 2009